INCORPORATED UNDER THE LAWS
OF THE STATE OF NEVADA

LANDSTAR, INC.
Common Stock


					CUSIP 515097 10 3

NUMBER					SHARES


THIS IS TO CERTIFY THAT
			---------------------------------

IS THE OWNER OF
			----------------------------------
		fully paid and non-assessable shares of the common stock, $.001 par value of

			LANDSTAR, INC.

(hereinafter called the "Corporation") transferable on the books of the Corporation in person or duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all the provisions of the Certificate of Incorporation and By-Laws of the Corporation and the amendments from time to time made thereto, copies of which are or will be on file at the principal office of the Corporation, to all of which the holder by acceptance hereof assents. This Certificate is not valid unless countersigned the Transfer agent and Registrar.

	WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:
	------------------

				[SEAL]



/s/  				/s/
----------------------		------------------------
SECRETARY			PRESIDENT

	The following abbreviations, when used in the inscription on the fact of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of
	Survivorship and not as tenants in common

UNIF GIFT MIN ACT - ......Custodian........
		    (Cust)	    (Minor)
		  under Uniform Gifts to Minors
		  Act.........................
			   (State)

	Additional abbreviations may also be used though not in the above list.


	FOR VALUR RECEIIVED,-------------------hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING
NUMBER OF ASSIGNEE

-----------------------------------
-----------------------------------



--------------------------------------------------------------
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

--------------------------------------------------------------
----------------------------------------------------Shares
of the stock on the books of the within named Corporation with full power of substitution in the premises.

Dated:
	-----------------------

	NOTICE:		X
			  ------------------------------------
			  The signature to this assignment must
			  correspond with the name as written
			  upon the face of the certificate in
			  every particular, without alteration
			  or enlargement or any change whatever.

Signature(s) Guaranteed

By:
   -------------------------------------------------
   the signatures should be guaranteed by an eligible
   institution (banks, stockbrokers, savings and loan
   associations and credit unions with membership in an
   approved signature guarantee medallion program,
   pursuant to S.E.C. Rule 17AD-15.

Transfer Agent:  Manhattan Transfer Registrar Co.
		 P.O. Box 361
		 Holbrook, New York 11741
	         (516)585-7341